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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 23, 1999



                               T R FINANCIAL CORP.
               (Exact name of registrant as specified in charter)


   DELAWARE
(State or other                        0-21386                  11-3154382
jurisdiction of                      (Commission              (IRS Employer
incorporation)                       File Number)            Identification No.)


                   1122 FRANKLIN AVENUE, GARDEN CITY, NEW YORK
       11530 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 742-9300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On January 24, 1999, T R Financial Corp. ("T R Financial") and Roslyn Bancorp, Inc. ("Roslyn") jointly issued a press release announcing that, on January 23, 1999, T R Financial's Board of Directors decided to withdraw the notice delivered to Roslyn on December 29, 1998 to terminate the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn and T R Financial ("Merger Agreement"). As a result of such withdrawal, Roslyn and T R Financial will go forward with the proposed merger of T R Financial and Roslyn. Upon consummation of the merger, T R Financial's stockholders will receive 2.05 shares of Roslyn common stock for each share of T R Financial common stock held. The closing of the merger is expected to take place in February 1999, subject to the satisfaction of customary closing conditions included in the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  As part of T R Financial's withdrawal of the termination notice, T R Financial and Roslyn also entered into the First Amendment, dated as of January 23, 1999, to the Merger Agreement. The First Amendment provides, among other things, that (i) the number of T R Financial's directors who will become new Roslyn directors will be increased from four to five, (ii) A. Gordon Nutt, T R Financial's President and Chief Administrative Officer, will be elected or appointed as the Executive Vice President and Special Transition Officer of Roslyn, (iii) Dennis E. Henchy, T R Financial's Executive Vice President and Chief Financial Officer, will be elected or appointed as the Senior Vice President and Director of Corporate Strategic Planning of Roslyn and
(iv) the Initial Termination Date, as defined in Section 6.1 of the Merger Agreement, will be extended from January 31, 1999 to February 28, 1999. A copy of the First Amendment is attached hereto as Exhibit 2.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c) Exhibits. The following Exhibits are filed as part of this report:


  EXHIBIT NO.                             DESCRIPTION
  -----------                             -----------

      2.1 First Amendment, dated as of January 23, 1999, to the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.

      99.1          Press Release issued January 24, 1999

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       T R FINANCIAL CORP.


                                       By:  /s/ Dennis E. Henchy
                                            --------------------------------
                                                Dennis E. Henchy
                                                Executive Vice President and
                                                   Chief Financial Officer

Date:    January 29, 1999



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                                  EXHIBIT INDEX



          EXHIBIT                             DESCRIPTION
          -------                             -----------

            2.1 First Amendment, dated as of January 23, 1999, to the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.

            99.1            Press Release issued January 24, 1999



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